UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 5, 2006

Analogic Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Massachusetts	0-6715	04-2454372
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8 Centennial Drive, Peabody, Massachusetts		01960
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	978-977-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

(a) On June 5, 2006, the Board of Directors of Analogic Corporation amended certain provisions of the Analogic Corporation Code of Business Conduct and Ethics (the "Code") in a manner which clarifies some of the Code’s provisions and which updates the contact information provided therein and the notification procedures thereunder. None of the amended provisions constitutes a material change to the Code.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Analogic Corporation Code of Business Conduct and Ethics, as amended on June 5, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Analogic Corporation

June 5, 2006	By:	/s/ Alex A. Van Adzin

Name: Alex A. Van Adzin
Title: Vice President, General Counsel, and Corporation Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Analogic Corporation Code of Business Conduct and Ethics, as amended on June 5, 2006